                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            TALLEY INDUSTRIES, INC.
- --------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

TALLEY(tm)
INDUSTRIES


2702 N. 44th Street
Phoenix, Arizona 85008

                 NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

     The Annual Meeting of Stockholders of Talley Industries, Inc., a Delaware corporation, will be held on April 4, 1995, at 9:00 a.m. Mountain Standard Time, at the Camelback Inn, 5402 East Lincoln Drive, Scottsdale, Arizona 85253, for the following purposes:

     1. To elect three directors for terms expiring in 1998, with the holders of the Company's Common Stock having the exclusive right to elect such directors;

     2. To elect two directors for terms expiring at the next Annual Meeting of Stockholders, with the holders of the Company's Series A Convertible Preferred Stock, Series B Cumulative Convertible Preferred Stock and Series D Cumulative Convertible Preferred Stock having the exclusive right, voting as a single class, to elect such directors pursuant to the respective certificates of designation of such series of preferred stock; and

     3. To transact any other business which may properly come before the meeting or any adjournment thereof.

     These items are more fully described in the following pages, which are hereby made a part of this Notice. Only stockholders of record at the close of business on February 28, 1995 will be entitled to vote by proxy or in person at the meeting.

     Please mark, sign, date and return the enclosed proxy card(s) in the enclosed envelope, which requires no postage. The proxy card for Common Stock is white, and the proxy card for Preferred Stock is white with a blue stripe. If you own both Common and Preferred Stock, please execute and return both cards. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. The signed proxy will not be used if you attend the meeting in person and so request.

                                          By order of the Board of Directors,

                                          /s/ MARK S. DICKERSON
                                          ___________________________________
                                          Mark S. Dickerson
                                          Secretary

Phoenix, Arizona
March 3, 1995

                            TALLEY INDUSTRIES, INC.
                             2702 NORTH 44TH STREET
                             PHOENIX, ARIZONA 85008

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 4, 1995

I. SOLICITATION

     This Proxy Statement, and the accompanying proxy card(s), are furnished in connection with the solicitation by the Board of Directors of TALLEY INDUSTRIES, INC. (the "Company") of proxies from holders of the Company's Common Stock, Series A Convertible Preferred Stock ("Series A"), Series B Cumulative Convertible Preferred Stock ("Series B"), and Series D Cumulative Convertible Preferred Stock ("Series D") (the Series A, Series B and Series D being collectively referred to herein as the "Preferred Stock") to be voted at the annual meeting of stockholders to be held at 9:00 a.m. Mountain Standard Time, at the Camelback Inn, 5402 East Lincoln Drive, Scottsdale, Arizona 85253 on Tuesday, April 4, 1995 (and any adjournment thereof), for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders (the "Notice of Meeting"). The three directors referred to in paragraph 1 of the accompanying Notice of Meeting will be elected exclusively by the holders of the Common Stock (the "Common Stockholders") and the two directors referred to in paragraph 2 of the Notice of Meeting will be elected exclusively by the holders of the Preferred Stock (the "Preferred Stockholders"), voting as a single class. Therefore, separate proxy cards have been supplied for Common and Preferred Stock. If you hold both Common and Preferred Stock, you will receive two proxy cards, one white card (for Common Stock) and one white card with a blue stripe (for Preferred Stock). Such proxies are revocable at any time prior to being voted either (i) if you attend the meeting in person and so request, or (ii) upon receipt of written notice by the Secretary of the Company prior to the meeting of such revocation or by filing a duly executed proxy bearing a later date. Only stockholders of record at the close of business on February 28, 1995 will be entitled to vote at the meeting and any adjournment thereof.

     The cost of soliciting proxies will be borne by the Company. The Company has retained Kissel-Blake, Inc. to assist in the solicitation of proxies at a fee of $7,000, plus expenses. Without additional compensation, directors, officers and employees of the Company may solicit proxies by further mailing, personal conversation, telephone or telecopy.

     The Company will reimburse brokerage firms and others for their expenses in forwarding the annual report of the Company and proxy materials to the beneficial owners of the Company's Common Stock and Preferred Stock.

     Enclosed herewith is a copy of the annual report of the Company for the fiscal year ended December 31, 1994. The annual report is not to be considered a part of this proxy soliciting material. This Proxy Statement and the accompanying proxy card(s) are being mailed to stockholders on or about March 3, 1995.

II. VOTING SECURITIES

     On January 31, 1995, the Company had outstanding 10,047,181 shares of Common Stock, 70,988 shares of Series A, 1,548,187 shares of Series B, and 120,293 shares of Series D. The holders of Common Stock, Series B and Series D are entitled to one vote per share, and the holders of Series A are entitled to four-tenths of one vote per share. With certain exceptions, if a quorum is present at any meeting of the stockholders, matters properly coming before that meeting (other than election of directors) shall be decided by a majority of the number of votes held by all classes of stock present and entitled to vote at the meeting, voting as a single class. Abstentions will be counted as present and entitled to vote for purposes of such matters and will have the same effect as a vote against such matters. Broker non-votes, however, will not be counted as present and entitled to vote on such matters and will have no effect on the outcome of such matters. The three directors referred to in paragraph 1 of the accompanying Notice of Meeting will be elected exclusively by the Common Stockholders and the two directors referred to in paragraph 2 of the accompanying Notice of Meeting will be elected exclusively by the Preferred Stockholders, voting as a single class, as described in "Election of Directors" below. The voting for the election of directors may, but need not, be by ballot. Directors will be elected by a plurality of the votes cast at the stockholders' meeting. Abstentions may not be specified on the election of directors. Votes for the election of directors may only be cast for or withheld. Because the directors will be elected by a plurality vote, votes withheld and broker non-votes will have no effect on the election of directors. Votes are counted by the Company's proxy tabulators and inspectors of election.

III. STOCKHOLDER PROPOSALS

     If any stockholder of the Company wishes to submit a proposal to be inserted in the proxy material for the Annual Meeting of Stockholders in 1996, such proposal must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received in writing by the Secretary of the Company on or before November 3, 1995. The Company received no such proposals for the 1995 Annual Meeting of Stockholders.

     If a stockholder desires to bring proper business before an annual meeting of stockholders which is not the subject of a proposal timely submitted for inclusion in the proxy statement as described above, the stockholder must follow procedures outlined in the Company's Bylaws. Pursuant to the Company's Bylaws, a stockholder may propose business to be considered at the meeting, provided that the stockholder (i) is a stockholder of record at the time of giving notice to the Company of the proposal and is entitled to vote at the annual meeting of stockholders where the proposal will be considered, and (ii) complies with the notice procedures of Article II, Section 8 of the Bylaws. That section provides that the proposing stockholder must deliver notice of the proposal to the Company's Secretary not earlier than the 90th day nor later than the 60th day prior to the first anniversary of the preceding year's annual meeting. The deadline for a stockholder to deliver notice of a proposal for consideration at the 1995 Annual Meeting of Stockholders is March 4, 1995. The required notice must contain certain information, including information about the stockholder, as prescribed by the Bylaws. As of February 24, 1995, no proposals were received from any stockholder for consideration at the 1995 Annual Meeting of Stockholders.

     The Bylaws also provide procedures for stockholders to nominate directors for election at an annual meeting of stockholders. These procedures are discussed later in this Proxy Statement. See "The Board of Directors and its Committees -- Nominating Committee."

IV. THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors is responsible for the overall affairs of the Company. To assist it in carrying out its duties, the Board of Directors has delegated certain authority to committees. The Board of Directors held eight meetings during 1994. No director attended fewer than 75% of the total number of meetings of the Board of Directors and Committees on which such director served other than Mr. Victor.

AUDIT COMMITTEE

     The Audit Committee currently consists of six directors -- Messrs. Benson, Foster, Hoopes, Orlando, Stamatakis and Victor -- none of whom is an officer or employee of the Company or any of its subsidiaries or affiliates. The Committee held two meetings in 1994. The primary function of the Audit Committee is to provide an opportunity for direct communication between the Board of Directors and the Company's independent auditors. The Committee deals with the accuracy and completeness of the Company's financial statements and related matters. It meets with the independent auditors and from time to time reviews with management and the independent auditors the procedures established for the preparation of the Company's financial reports. Finally, the Committee makes recommendations to the Board of Directors regarding the appointment of a firm of independent auditors.

EXECUTIVE COMPENSATION COMMITTEE

     The Executive Compensation Committee was organized to establish executive compensation levels, to administer and manage the Company's incentive compensation plans and to determine the individuals to whom incentive awards should be granted and the terms of such awards. The Committee, which held three meetings in 1994, currently consists of Messrs. Israel, MacNaughton, Stamatakis, Stodder and Ulrich. See the "Executive Compensation Committee Report" under "Executive Compensation" below for information on the Committee's 1994 compensation determination for executive officers.

NOMINATING COMMITTEE

     The Company does not have a standing Nominating Committee. The function of nominating directors is carried out by the entire Board of Directors. Pursuant to the Company's Bylaws, a stockholder may nominate persons for election as director, provided that the stockholder (i) is a stockholder of record at the time of the nomination and is entitled to vote at the meeting of stockholders to which the nomination relates, and (ii) complies with the notice procedures of
Article II, Section 8 of the Bylaws. That section provides that the nominating stockholder must deliver notice of the nomination to the Company's Secretary not earlier than the 90th day nor later than the 60th day prior to the first anniversary of the preceding year's annual meeting. The deadline for a stockholder to deliver notice of a nomination for the election of directors at the 1995 Annual Meeting of Stockholders is March 4, 1995. The required notice must contain certain information, including information about the nominee, as prescribed in the Bylaws. As of February 24, 1995, no nominations were received from any stockholder for the election of directors at the 1995 Annual Meeting of Stockholders.

DIRECTOR COMPENSATION

     Employee directors receive no compensation for service on the Board or its committees. Non-employee directors are paid a retainer at the rate of $24,000 per year and fees of $1,000 for each Board meeting and $650 for each committee meeting. Travel and related expenses incurred by directors in connection with Board or committee meetings are reimbursed by the Company.

     The Talley Industries, Inc. Retirement Plan (Directors Only) (the "Directors' Retirement Plan") provides non-employee directors deferred compensation in recognition of personal services rendered if they have served as a director of the Company for at least five years. Based upon compensation received solely for being a director, the Directors' Retirement Plan provides each non-employee director an annual retirement benefit equal to his eligible compensation for the full year of service during which his compensation was the highest within the three years immediately preceding his retirement or termination. The Directors' Retirement Plan was amended effective as of January 1, 1991, and lump sum payments of accrued benefits (discounted to present value and adjusted for tax effects) were paid out during 1991 to all directors and retired directors who had attained the age of 68. Directors who retired on or before January 1, 1991 will receive no further payments. The Company has the right to prospectively amend or discontinue the Directors' Retirement Plan. In addition, non-employee directors receive benefits under a medical plan provided by the Company. Effective January 1, 1994, non-employee directors who have served as a director of the Company for at least five years will be covered under the Company's group life insurance plan so long as they continue to serve as a non-employee director and upon resignation from the Board of Directors on or after attaining age 70, such directors are entitled to a lump sum payment from the Company of $50,000.

     In connection with the refinancing of substantially all of the Company's debt in October 1993, the Company formed a holding company subsidiary, Talley Manufacturing and Technology, Inc. ("Talley Manufacturing") to own all of the capital stock of all of the Company's non-real estate subsidiaries. Since December 1993, directors of the Company have also served as directors of Talley Manufacturing; but do not receive any additional compensation for serving as directors of Talley Manufacturing. Pursuant to a cost sharing agreement with Talley Manufacturing, Talley Manufacturing either bears or reimburses the Company for the compensation and expenses of the directors of the Company.

V. OTHER RELATIONSHIPS AND CERTAIN TRANSACTIONS

     There are no family relationships between any of the executive officers or directors of the Company.

     The Company and certain of its subsidiaries paid legal fees to the law firm of Meyer, Hendricks, Victor, Osborn & Maledon, of which Mr. Victor is a member, for services relating to corporate matters and litigation that were performed during the fiscal year ended December 31, 1994.

     A subsidiary of Stamatakis Industries, Inc., of which Mr. Stamatakis is an executive officer, filed a petition for reorganization under Chapter 11 of the Bankruptcy Code in March 1992.

VI. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of January 31, 1995 regarding the only persons known to the Company to own beneficially more than 5% of the total number of the outstanding shares of any class of the Company's voting securities:

                                                                                                    PERCENT OF
                                                               AMOUNT AND                           AGGREGATE
                                                               NATURE OF            PERCENT         VOTES OF
                            NAME AND ADDRESS OF                BENEFICIAL             OF            PREFERRED
TITLE OF CLASS               BENEFICIAL OWNER                  OWNERSHIP (1)         CLASS          STOCK
- -------------    --------------------------------------       ------------          -------        ----------
Series A         Irene M. Kaynor                                4,402 (2)           6.20%           .104%
                 1001 Fifth Avenue
                 Apt. 17A
                 New York, NY 10028

                 Richard S. Kaynor &                            9,621              13.55%           .227%
                 Elizabeth H. Kaynor
                 4116 Douglas Road
                 Miami, FL 33133

                 Sanford B. Kaynor                              9,622              13.55%           .227%
                 c/o Fiduciary Trust Co. of New York
                 P.O. Box 3199
                 Church Street Station
                 New York, NY 10008

                 William A. Kaynor                             16,261              22.91%           .383%
                 1001 Fifth Avenue
                 Apt. 17A
                 New York, NY 10028

Series B         Marshall & Ilsley Trust Company,             399,394 (3)          25.80%          23.54%
                 Trustee
                 Talley Savings Plus
                 One E. Camelback Road
                 Suite 340
                 Phoenix, AZ 85012

Series D         John J. McMullen                             120,293 (4)         100.00%           7.09%
                 One World Trade Center
                 Suite 3000
                 New York, NY 10048

Common Stock     Marshall & Ilsley Trust Company,             818,970 (3)           8.15%            N/A
                 Trustee
                 Talley Savings Plus
                 One E. Camelback Road
                 Suite 340
                 Phoenix, AZ 85012

                                                                                               PERCENT OF
                                                             AMOUNT AND                        AGGREGATE
                                                             NATURE OF         PERCENT         VOTES OF
                           NAME AND ADDRESS OF               BENEFICIAL           OF           PREFERRED
TITLE OF CLASS              BENEFICIAL OWNER                 OWNERSHIP (1)      CLASS          STOCK
- -------------    --------------------------------------     ------------       -------        ----------

                 Saad A. Alissa                               903,700(5)        8.99%            N/A
                 c/o David J. Levenson, Esq.
                 Venable, Baetjer, Howard & Civiletti
                 1201 New York Avenue, N.W.
                 Washington, DC 20005

- ---------------

(1) In presenting the information set forth in this table and the notes thereto, the Company has relied in part upon statements of the persons or entities named therein filed with the Securities and Exchange Commission ("SEC") pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended. For purposes of this table, Preferred Stock has not been deemed converted to Common Stock in calculating the beneficial ownership of Common Stock. Unless otherwise noted below, each beneficial owner has sole investment and voting power with respect to the shares listed, subject to community property laws where applicable.

(2) Ms. Kaynor owns 4,361 shares of Series A directly and 41 shares of Series A as Trustee for the benefit of Robert M. Kaynor.

(3) Reported separately are 818,970 shares of Common Stock and 399,394 shares of Series B which Marshall & Ilsley Trust Company holds as Trustee for the Talley Savings Plus stock purchase plan. Each share of Series B is entitled to cast one vote per share and is convertible into 1.3125 shares of Common Stock. Voting rights with respect to shares of Common Stock and Series B held by the Talley Savings Plus stock purchase plan that have been allocated to employee accounts are passed through to employee participants who have the right to direct the trustee's voting of such shares. Unallocated shares are voted in the same proportions as the shares with respect to which the employee participants have the right to direct voting. The trustee will not vote allocated shares as to which it does not receive instructions. The trustee has the power to dispose of shares held by the plan, provided that in the event of a tender or exchange offer, the trustee will tender or exchange only those allocated shares of Common Stock or Series B as to which it receives such instructions. The trustee will tender or exchange the unallocated shares in the same proportions as the shares with respect to which the employee participants have the right to direct voting.

(4) Mr. McMullen owns 120,293 shares of Series D, which he acquired in connection with the Company's acquisition of John J. McMullen Associates, Inc. and affiliated companies. Each share of Series D is entitled to cast one vote per share and is convertible, subject to certain limitations, into 10 shares of Common Stock. The 120,293 shares of Series D beneficially owned by Mr. McMullen, and all shares of Common Stock issuable upon conversion thereof, are subject to a Voting Trust Agreement under which First Interstate Bank of Arizona, N.A. serves as trustee whereby Mr. McMullen's shares will be voted in the following manner, except with respect to the special rights of the holders of the Preferred Stock to elect two directors in the case of certain dividend arrearages as currently exist, and certain specified matters: (i) shares equal to one percent of the total votes entitled to be cast by all classes of the Company's outstanding stock shall be voted as directed by the Company's chief executive officer; and (ii) all other shares will be voted in proportion to the votes of the Company's shares not subject to the Voting Trust Agreement (excluding any shares held by a person that beneficially owns 10% or more of the Common Stock). Pursuant to the terms of the Voting Trust Agreement, Mr. McMullen will direct the voting of his shares with respect to the special rights of the holders of the Preferred Stock to elect two directors. The Voting Trust Agreement expires by its terms on February 28, 1998, or earlier upon the occurrence of certain events.

(5) Mr. Alissa is the beneficial owner of 903,700 shares of Common Stock. This amount includes 223,600 shares of Common Stock owned by General Investors Limited ("GIL"), which is wholly owned by Mr. Alissa and 680,100 shares of Common Stock owned by Financial Investors Limited ("FIL"), which is wholly owned by Abdullatif Ali Alissa, Est. (the "Establishment"). Mr. Alissa is President of the Establishment. The Establishment, Mr. Alissa and FIL share the investment and voting power of the 680,100 shares of Common Stock owned by FIL. Mr. Alissa and GIL share the investment and voting power of the 223,600 shares of Common Stock owned by GIL. The foregoing information is based solely upon the filings made by Mr. Alissa and his various affiliates with the SEC under Section 13 of the Securities Exchange Act of 1934, as amended.

VII. ELECTION OF DIRECTORS

CURRENT STRUCTURE OF THE BOARD

     The Board of Directors of the Company is divided into three separate classes of directors (except for the directors to be elected by the holders of Preferred Stock, as described below). Each class is elected for a term of three years, and the term of office of one of the three classes of directors expires each year on a rotating basis. In accordance with the Certificate of Incorporation and the Bylaws of the Company, the Board of Directors may by resolution establish the number of members of the Board, not to exceed fifteen members (excluding the two directors elected by the Preferred Stockholders, as discussed below). Vacancies occurring on the Board may be filled by the Board for the remainder of the full term of office of the director whose absence from the Board created the vacancy, notwithstanding the fact that the term may extend beyond the next annual meeting of stockholders.(1) Currently, the Board of Directors consists of twelve members (including the two directors elected by the Preferred Stockholders, as discussed below). Each Director usually serves on the Board of Directors of the Company's Talley Manufacturing subsidiary.

ELECTION OF DIRECTORS BY PREFERRED STOCKHOLDERS

     Messrs. Foster and Orlando (the "Special Nominees") were elected to one-year terms by the Preferred Stockholders at the 1994 Annual Meeting of Stockholders. Pursuant to the terms and rights of the Preferred Stock, when aggregate dividends equivalent to those payable for six or more quarters became in arrears on the Preferred Stock during 1992, the authorized number of directors on the Company's Board of Directors was automatically increased by two, and the Preferred Stockholders, voting as a single class, became entitled to elect the two additional directors. As noted in Section I above, the Preferred Stockholders will vote separately to elect two directors at the 1995 Annual Meeting of Stockholders. The Special Nominees have been nominated for such election. These directors will serve until the next annual meeting of stockholders, or until their respective successors shall be elected and shall qualify; provided, however, that when the Preferred Stockholders' right to elect directors separately as a class terminates, the term of office of each director so elected shall automatically terminate. This right to elect additional directors remains vested until all dividends in arrears on the outstanding Preferred Stock have been paid in full and the full dividends for the then-current quarterly period have been declared and paid or set aside for payment. During any period in which the Preferred Stockholders have the right to elect two directors as described herein, the Preferred Stockholders have no other right to vote for election of directors, and the remaining members of the Board of Directors shall be elected exclusively by the Common Stockholders.

ELECTION OF DIRECTORS BY COMMON STOCKHOLDERS

     Nominees for election as directors by the Common Stockholders are Messrs. Fred Israel, John W. Stodder and David Victor (the "Regular Nominees"). All Regular Nominees are currently directors and (other than Mr. Israel) previously were elected by the stockholders. Mr. Israel was elected by the Directors to the Board in 1993 to fill a vacancy created by the death of a director. Each director elected by the Common Stockholders at the 1995 Annual Meeting of Stockholders will hold office until the date of the annual meeting of stockholders in 1998, or until his successor is duly elected and qualified.

- ---------------

(1) Vacancies among the directors elected exclusively by the Preferred Stockholders are filled by the vote of the remaining director so elected. If not so filled within forty days, such vacancy shall be filled at a special meeting of the Preferred Stockholders.

DIRECTORS/NOMINEES

     Should any one or more of the Regular or Special Nominees listed below become unavailable to serve as a director (which the Company does not anticipate), full discretion is reserved to persons named as proxies to vote for any other person or persons who may be nominated. The following table provides biographical information about the Regular Nominees, the Special Nominees, and those directors whose terms of office are continuing after the meeting:

                                                                                   DIRECTOR
              NAME, AGE, AND PRINCIPAL EMPLOYMENT FOR PAST FIVE YEARS               SINCE
    ----------------------------------------------------------------------------   --------
    REGULAR NOMINEES FOR ELECTION (TO BE ELECTED BY VOTE OF COMMON STOCKHOLDERS)
    Fred Israel, 67, retired in 1993 as a senior partner of Israel and Raley,        1993
         Chartered (attorneys); a member of the Board of Regents, Georgetown
         University, Washington D.C.; a member of the International Board of
         Governors of Tel Aviv University, Tel Aviv, Israel; a director of
         Wheeling Jesuit College, Wheeling, West Virginia; and a director of
         MicroAge, Inc. (computer hardware and software development, sales and service).

    John W. Stodder, 72, Corporate finance and merger/acquisition consultant;        1970
         manager of private investments; a director and Vice Chairman of
         Josten's, Inc. (manufacturer of educational and motivational products);
         a director of Trans Leasing International, Inc. (medical and office products leasing); and a director of Stevens Graphics Corporation
         (manufacturer of web-fed printing and packaging equipment and currency printing systems).

    David Victor, 52, Member, Meyer, Hendricks, Victor, Osborn & Maledon, P.A.       1985
         (attorneys).

    SPECIAL NOMINEES FOR ELECTION (TO BE ELECTED BY VOTE OF PREFERRED STOCKHOLDERS)

    Paul L. Foster, 66, Professor of Finance and former Dean, College of             1992
         Business and Administration, Saint Joseph's University, Philadelphia,
         Pennsylvania; a director of Wheeling Jesuit College, Wheeling, West
         Virginia; a member of the General Accounting Office Research, Education and Advisory Committee; and retired Rear Admiral, United States Navy.

    Joseph A. Orlando, 67, Independent financial consultant and former President     1992
         of Whitehead Associates (venture capital, real estate, securities and investment).

    DIRECTORS CONTINUING IN OFFICE UNTIL THE 1996 ANNUAL MEETING

    Jack C. Crim, 64, President and Chief Operating Officer of the Company from      1983
         April 1983 to the present; Executive Vice President and Chief Operating
         Officer of the Company from May 1982 to 1983.

    John D. MacNaughton, Jr., 73, President, The MacNaughton Co., corporate          1970
         financial consultants.

    Alex Stamatakis, 61, President of Stamatakis Industries, Inc. (principally       1994
         real estate investments). Mr. Stamatakis was a director of the Company from October 1985 until he resigned in February 1993.

    Donald J. Ulrich, 58, Owner and Vice Chairman of Ventura Coastal Corporation     1991
         (fruit processing); Chairman of RSI, Inc. (medical services); General
         Partner of RBDGD (real estate development); Assistant and Chief
         Operating Officer of Mid-Atlantic Coca-Cola Bottlers, Inc., Washington,
         D.C., 1985 to 1988; Senior Vice President of Bottler and National Sales
         of Coca-Cola USA, 1982 to 1985.

                                                                                   DIRECTOR
              NAME, AGE, AND PRINCIPAL EMPLOYMENT FOR PAST FIVE YEARS               SINCE
    ----------------------------------------------------------------------------   --------
    DIRECTORS CONTINUING IN OFFICE UNTIL THE 1997 ANNUAL MEETING

    Neil Benson, 57, Senior Partner, Lewis Golden & Co., Chartered Accountants,      1988
         London, England; Chairman of The Davis Service Group PLC, London,
         England (support services); a director of Shaftesbury PLC, London,
         England (real estate investment/ development); a director of Business
         Post Group PLC (package and parcel delivery and distribution); and
         Chairman of Moss Bros. Group PLC, London, England (menswear retail and formal wear hire).

    Townsend Hoopes, 72, Distinguished International Executive, Department of        1979
         Public Affairs, University of Maryland; retired President of
         Association of American Publishers (trade association representing
         American book publishers); and Vice Chairman, Reseal International
         Corporation (development and marketing of state of the art packaging technology).

    William H. Mallender, 59, Chairman of the Board and Chief Executive Officer      1975
         of the Company from April 1983 to present; President and Chief
         Executive Officer of the Company from December 1981 to 1983; Executive
         Vice President, General Counsel and Secretary of the Company, 1978 to
         1981; Vice President, General Counsel and Secretary of the Company,
         1973 to 1978; and a director of MicroAge, Inc. (computer hardware and software development, sales and service).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE THREE REGULAR NOMINEES AND TWO SPECIAL NOMINEES NAMED HEREIN. UNLESS INDICATED OTHERWISE ON PROXY CARD(S) THAT HAVE BEEN SIGNED AND RETURNED, THE PROXY HOLDERS NAMED ON THE PROXY CARD(S) WILL VOTE "FOR" THE ELECTION OF THE DIRECTORS NAMED HEREIN.

VIII. SECURITY OWNERSHIP OF MANAGEMENT OF THE COMPANY

     The following table sets forth information as of January 31, 1995 regarding the beneficial ownership of the Company's voting securities by the directors and nominees of the Company, each executive officer named in the Summary Compensation Table that appears under "Executive Compensation -- Summary Compensation Table," and all directors and executive officers as a group.

                                                    NUMBER OF      PERCENT OF
                                                    SHARES OF       SHARES OF        NUMBER OF      PERCENT OF
                                                     COMMON          COMMON          SHARES OF      SHARES OF
            NAME OF BENEFICIAL OWNER                STOCK (1)       STOCK (2)        SERIESB (1)    SERIES B (2)
            ------------------------                ---------      -----------      ----------      -----------
William H. Mallender(3)..........................     431,384          4.19%           7,771           *

Jack C. Crim(4)..................................     319,104          3.12%           9,387           *

Kenneth May(5)...................................     177,522          1.75%           4,012           *

Daniel R. Mullen(6)..............................     176,698          1.74%           3,531           *

Mark S. Dickerson(7).............................     162,449          1.60%           2,133           *

Neil W. Benson...................................       1,000         *

Paul L. Foster...................................      10,000         *

Townsend Hoopes(8)...............................       1,969         *                1,500           *

Fred Israel......................................       2,000         *

John D. MacNaughton, Jr. ........................       9,250         *

Joseph A. Orlando(9).............................         656         *                  500           *

Alex Stamatakis..................................       5,250         *

John W. Stodder(10)..............................       1,675         *                  800           *

Donald J. Ulrich.................................       5,300         *

David Victor.....................................       3,750         *

All Directors and Executive Officers(11).........   1,308,008         12.19%          29,634            1.91%

- ---------------

 (1) The Common Stock listed includes shares under options exercisable on January 31, 1995 and options which will become exercisable within 60 days thereafter, and shares that would be received upon conversion of Series B which is convertible into Common Stock as of January 31, 1995 and within 60 days thereafter. Unless otherwise noted below, each beneficial owner of Common Stock and Series B has sole investment and voting power with respect to the shares listed, subject to community property laws where applicable.

 (2) Percentages indicated by an asterisk are less than one percent (1%) of the class.

 (3) The stock listed includes 177,644 shares of Common Stock and 3,000 shares of Series B owned by Mr. Mallender directly, 233,750 shares which Mr. Mallender has the right to acquire under exercisable options and 9,791 shares of Common Stock and 4,771 shares of Series B held in trust for the benefit of Mr. Mallender under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 10,199 shares which would be received upon conversion of the Series B. The stock listed does not include any of the shares subject to the Voting Trust Agreement described in footnote 4 in
     Section VI above.

 (4) Mr. Crim owns 145,906 shares of Common Stock and 5,000 shares of Series B directly, and has the right to acquire 151,875 shares of Common Stock under exercisable options. In addition, 9,003 shares of Common Stock and 4,387 shares of Series B are held in trust for the benefit of Mr. Crim under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 12,320 shares which would be received upon conversion of the Series B.

 (5) Mr. May owns 78,057 shares of Common Stock and 200 shares of Series B directly, and has the right to acquire 86,375 shares of Common Stock under exercisable options. In addition, 7,824 shares of Common Stock and 3,812 shares of Series B are held in trust for the benefit of Mr. May under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 5,266 shares which would be received upon conversion of the Series B.

 (6) The stock listed includes 78,442 shares of Common Stock held by Mr. Mullen in a revocable living trust with respect to which Mr. Mullen shares investment power and voting power with his wife. In addition, the stock listed includes 86,375 shares of Common Stock which Mr. Mullen has the right to acquire under exercisable options, and 7,247 shares of Common Stock and 3,531 shares of Series B are held in trust for the benefit of Mr. Mullen under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 4,634 shares which would be received upon conversion of the Series B.

 (7) The stock listed includes 68,898 shares of Common Stock held by Mr. Dickerson in a revocable living trust with respect to which Mr. Dickerson shares investment power and voting power with his wife. In addition, the stock listed includes 86,375 shares of Common Stock which Mr. Dickerson has the right to acquire under exercisable options, and 4,376 shares of Common Stock and 2,133 shares of Series B held in trust for the benefit of Mr. Dickerson under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 2,800 shares which would be received upon conversion of the Series B.

 (8) The Common Stock listed includes 1,969 shares which would be received upon conversion of the Series B.

 (9) The Common Stock listed includes 656 shares which would be received upon conversion of the Series B.

(10) These shares are held in two separate trust funds in broker name with respect to which Mr. Stodder shares investment power and voting power with his wife. The Common Stock listed includes 1,050 shares which would be received upon conversion of the Series B.

(11) The current executive officers (five persons) and directors as a group own 586,122 shares of Common Stock and 11,000 shares of Series B directly or as described herein and have rights to acquire 644,750 shares of Common Stock under exercisable options. In addition, 38,241 shares of Common Stock and 18,634 shares of Series B are held in trust for the benefit of the executive officers of the Company under the Talley Savings Plus stock purchase plan. The Common Stock listed includes 38,895 shares which would be received upon conversion of the Series B.

IX. EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table describes all compensation awarded to, earned by or paid to the Company's chief executive officer (the "CEO") and the four most highly compensated executive officers of the Company other than the CEO (collectively, the "Named Executive Officers") during the three most current fiscal years. The Executive Compensation Committee Report set forth below describes the compensation policies applicable to the Company's executive officers (including the Named Executive Officers) and discusses the Committee's bases for the CEO's compensation for the last completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM COMPENSATION
                                                                      --------------------------------------------
                                       ANNUAL COMPENSATION                       AWARDS                 PAYOUTS
                             ---------------------------------------  ----------------------------    -------------
                                                         OTHER                           SECURITIES
                                                         ANNUAL         RESTRICTED       UNDERLYING                    ALL OTHER
NAME AND PRINCIPAL                                       COMPEN-        STOCK            OPTIONS/         LTIP         COMPEN-
    POSITION           YEAR    SALARY ($)  BONUS ($)(1)  SATION ($)(2)  AWARD(S) ($)(3)  SARS (#)(4)  PAYOUTS ($)(5)   SATION ($)(6)
      (A)               (B)      (C)          (D)         (E)             (F)              (G)            (H)             (I)
- ---------------------- ----  ----------  ------------  -------------  ---------------  -----------  --------------  -------------
William H.  Mallender, 1994    415,000      329,635             0               0              0              0        625,688
Chairman and CEO       1993    415,000            0       517,051         155,000        150,000        687,500        612,079
                       1992    415,000            0             0               0              0         59,949        185,575

Jack C. Crim,......... 1994    311,250      247,226             0               0              0              0        186,057
President and COO      1993    311,250            0       387,788         116,250        112,500        515,625        247,608
                       1992    311,250            0             0               0              0         44,962        116,483

Mark S. Dickerson,.... 1994    165,000       65,530             0               0              0              0          6,622
Vice President,        1993    160,667            0       241,618          58,125         75,000        343,750          6,534
Secretary and          1992    148,000            0             0               0              0         11,990          6,457
General Counsel

Kenneth May,.......... 1994    140,000       55,601             0               0              0              0          9,427
Vice President and     1993    136,667            0       241,618          58,125         75,000        343,750          9,246
Controller             1992    126,667            0             0               0              0         11,990          8,975

Daniel R. Mullen,..... 1994    140,000       55,601             0               0              0              0          9,452
Vice President and     1993    134,000            0       241,618          58,125         75,000        343,750          9,173
Treasurer              1992    118,833            0             0               0              0         11,990          8,772

- ---------------

(1) The bonus for 1994 was based on performance in that year but was determined and paid in 1995 pursuant to the Executive Incentive Plan described in the Executive Compensation Committee Report below. See "Executive Compensation Committee Report -- Annual Incentive Compensation."

(2) Amounts shown in 1993 as "Other Annual Compensation" represent payments for the benefit of each Named Executive Officer for estimated tax liability resulting from the awards of Common Stock in 1993 pursuant to a long-term incentive program (the "Incentive Program") established during the first quarter of 1993. The Incentive Program provided for a package of stock awards, cash awards and stock options to each of the Named Executive Officers (and certain other employees of the Company) that would vest (i.e., become payable or exercisable and no longer subject to forfeiture) upon the attainment of certain specified goals. The awards were made under the Company's 1983 Restricted Stock Plan, 1983 Long-Term Incentive Plan and 1978 and 1990 Stock Option Plans.

(3) In 1993, the Company awarded the Named Executive Officers a total of 115,000 shares of restricted Common Stock under the Incentive Program pursuant to the Company's 1983 Restricted Stock Plan and 1983 Long-Term Incentive Plan. The amount reported in the table represents the market value of the Common Stock on the date of grant. These Common Stock grants were earned and vested on the date of grant, but were subject to certain restrictions, including a requirement that the executive officer remained in the Company's employ through December 15, 1993. The officers were entitled to receive the same dividends on these shares of Common Stock as all other stockholders; however, the Company did not pay any dividends in 1993. The restrictions on these shares of Common Stock expired in December 1993.

(4) The stock options were granted in 1993 under the Incentive Program pursuant to the Company's 1978 and 1990 Stock Option Plans and as a result of the achievement of the objectives established under the Incentive Program, the options became exercisable on April 25, 1994.

(5) Long-Term Incentive Plan payouts made in 1993 vested in 1993 and arose from the achievement of performance objectives established under the Incentive Program. The amount reported consists of cash and the market value of the Common Stock awarded to each executive officer on the date of grant. The cash and market value of the Common Stock for each Named Executive Officer are as follows: Mr. Mallender, $250,000 cash, $437,500 stock; Mr. Crim $187,500 cash, $328,125 stock; Mr. Dickerson, $125,000 cash, $218,750 stock;
    Mr. May, $125,000 cash, $218,750 stock; and Mr. Mullen $125,000 cash and $218,750 stock. Long-Term Incentive Plan payouts made in 1992 were made in cash and were earned and committed in 1989 and arose from the achievement of performance objectives established for 1989 under the Long-Term Incentive Plan.

(6) The amount reported in the "All Other Compensation" column includes the Company's 50% matching contributions to the Talley Savings Plus stock purchase plan -- "TSP," (the Company's 401(k) plan) and insurance premiums paid in excess of those paid on behalf of other employees. This column also includes payments to Mr. Mallender and Mr. Crim under the Restoration Benefit Plan described under "Retirement Plan" below. The amount reported in this column for each of the Named Executive Officers is quantified for 1994 as follows: Mr. Mallender: Restoration Benefit Plan, $559,949; insurance premiums, $61,989; and TSP contributions, $3,750. Mr. Crim: Restoration Benefit Plan, $167,373; insurance premiums, $14,934; and TSP contributions, $3,750. Mr. Dickerson: insurance premiums, $5,797; and TSP contributions, $825. Mr. May: insurance premiums, $5,927; and TSP contributions, $3,500. Mr. Mullen: insurance premiums, $5,952; and TSP contributions, $3,500. The 1994 payment to Mr. Mallender under the Restoration Benefit Plan includes $390,704 paid to Mr. Mallender in lieu of an annuity called for by the Restoration Benefit Plan. Mr. Crim (as he was entitled to do) elected not to receive a lump sum $260,000 payment in 1994 under the Restoration Benefit Plan, but rather to have the Company purchase an insurance policy as provided for by the Restoration Benefit Plan. The Company owns the policy and any remainder under the policy will revert to the Company. The remainder is estimated at this time to at least equal the single premium paid for the policy. The income imputed to Mr. Crim for this policy is included in the amount of insurance premiums paid on his behalf.

EXECUTIVE EMPLOYMENT CONTRACTS

     Mr. Mallender is employed by the Company pursuant to a written employment contract for a term expiring on May 21, 2000. The contract permits the Company to terminate his services at any time upon six months' notice. Such termination entitles Mr. Mallender to a lump sum payment equal to two years of employment compensation including salary and any bonus and incentive awards. In the event of a Change in Control of the Company (as defined in the employment contract), Mr. Mallender will be entitled to receive a lump sum equal to 2.5 times his then existing employment compensation (including salary and any bonus and incentive awards, adjusted for tax payments in certain circumstances) if he elects to terminate the employment agreement within twenty-four months after such Change in Control or if the Company terminates Mr. Mallender's employment following such Change in Control. The base salary payable to Mr. Mallender under his employment contract is $415,000. In addition, any change to any pension or retirement plan of the Company will not affect benefits payable to Mr. Mallender or his designees. Mr. Mallender and his family, legal representatives, assignees and other beneficiaries are also entitled to participate and receive benefits under pension or retirement plans, or group life, health or accident plans available generally to executives of the Company and their families, legal representatives, assignees and other beneficiaries. Finally, if Mr. Mallender should be unable to perform his duties because of death or mental or physical incapacity, a disability pension equal to his then existing salary is payable for a period of one year.

RESTRUCTURING OF EMPLOYMENT OBLIGATIONS

     As a result of the restructuring and refinancing of substantially all of the Company's debt completed in October 1993, effective January 1, 1994, all of the executive officers and employees of the Company became employees of Talley Manufacturing, and all compensation of such executive officers and employees was paid by Talley Manufacturing and all employee benefit plans (other than plans that provide for the issuance of

Common Stock or Preferred Stock) were assumed by Talley Manufacturing. Executive officers of the Company no longer receive separate compensation from the Company for their services.

RETIREMENT PLAN

     The following table shows the estimated annual benefits payable under the Retirement Plan of Talley Manufacturing (the "Retirement Plan") for participating employees, including the Named Executive Officers, in specified salary and years of service classifications for retirement at age 65 in 1995.

                               PENSION PLAN TABLE

                                                            YEARS OF SERVICE (1)
                                       -------------------------------------------------------------
REMUNERATION (2)                         15               20               25            30 AND OVER
- ---------------                        -------         --------         --------         -----------
     $125,000........................  $24,847         $ 33,129         $ 41,411          $  49,693

     $150,000........................  $30,205         $ 40,273         $ 50,341          $  60,410

     $175,000........................  $33,448         $ 44,600         $ 55,751          $  66,902

     $200,000........................  $38,212         $ 51,049         $ 63,885          $  76,721

     $225,000........................  $42,930         $ 57,451         $ 71,973          $  86,494

     $250,000........................  $47,648         $ 63,854         $ 80,060          $  96,266

     $300,000........................  $52,775         $ 70,813         $ 88,850          $ 106,887

     $500,000........................  $66,070         $ 91,390         $116,711          $ 142,031

     $750,000........................  $89,678         $128,114         $166,549          $ 204,985

- ---------------

(1) As of December 31, 1994, the full years of credited service for each of the Named Executive Officers were as follows: Mr. Mallender -- 23 years; Mr. Crim -- 12 years; Mr. Dickerson -- 16 years; Mr. May -- 16 years, Mr. Mullen -- 12 years.

(2) For purposes of this table it is assumed that final average compensation will be 89.3% of the final earnings. In calculating the benefits shown above, pay was limited to $150,000 for accruals after January 1, 1994. For accruals during the 5 year period January 1, 1989 to December 31, 1993 pay was limited to $235,840. For accruals prior to January 1, 1989 pay was not limited. The remuneration shown was discounted at 6% per year in order to determine the benefits accrued during the various periods if the remuneration was above the pay caps set by Section 401(a)(17) of the Internal Revenue Code.

     The compensation covered by the Retirement Plan includes all wages, salaries and bonuses. The compensation of the Named Executive Officers used to calculate the benefits in this table would be the salaries and bonuses reported in columns (c) and (d) of the Summary Compensation Table. Benefits under the Retirement Plan are not subject to deduction for Social Security or other offset amounts.

     The Internal Revenue Code places certain limitations on pensions which may be paid to certain highly compensated employees under qualified plans. Retirement benefits under the Retirement Plan which exceed such limitations are paid by Talley Manufacturing outside the Retirement Plan as an operating expense under the Restoration Benefit Plan adopted during the fiscal year ended March 31, 1976, as amended and restated effective January 1, 1985, amended on January 2, 1990, amended on March 25, 1991 and amended on June 30, 1994. The retirement benefits provided for by the Restoration Benefit Plan are contractual obligations of Talley Manufacturing. Currently, the only participants in the Restoration Benefit Plan are Mr. Mallender and Mr. Crim.

     The foregoing table was calculated on a straight-life annuity basis. Key employees selected by the Committee may, upon retirement from the Company, receive supplemental annuity payments from Talley Manufacturing in addition to payments received under the Retirement Plan. The supplemental annuity payments will be made in amounts necessary to increase the joint-life annuity payable under the Retirement

Plan to the amount that would be payable under a single-life annuity, with such supplemental payments being made on a joint-life basis.

STOCK OPTIONS

     The following table shows the number of shares of Common Stock represented by outstanding stock options held by each of the Named Executive Officers as of December 31, 1994. (1)

                         YEAR-END OPTIONS/SAR VALUES (2)

                                                 NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED STOCK       IN-THE-MONEY STOCK OPTIONS
                                             OPTIONS AT DECEMBER 31, 1994         AT DECEMBER 31, 1994 (3)
                                                          (#)                               ($)
                                              -----------------------------     -----------------------------
NAME                                          EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- ----                                          -----------     -------------     -----------     -------------
Mr. Mallender..............................    233,750             0             525,000             0

Mr. Crim...................................    151,875             0             393,750             0

Mr. Dickerson..............................     86,375             0             262,500             0

Mr. May....................................     86,375             0             262,500             0

Mr. Mullen.................................     86,375             0             262,500             0

- ---------------
(1) None of the Named Executive Officers exercised any stock options during 1994. No Stock Appreciation Rights ("SARs") are held by any of the Named Executive Officers.

(2) The numbers in this table are as of December 31, 1994, as required by SEC regulations. The number of stock options exercisable, for purposes of determining beneficial ownership in the table under "Security Ownership of Management of the Company" above, include options exercisable as of January 31, 1995, and within 60 days thereafter.

(3) An "in-the-money" stock option is an option for which the market price on December 31, 1994 of the Common Stock underlying the option exceeds the exercise price of such option. These values have not been realized. Actual value realized, if any, upon option exercise will depend on the market value of the Common Stock on the date of exercise.

EXECUTIVE COMPENSATION COMMITTEE REPORT

     The Executive Compensation Committee, at the request of the Board of Directors, has prepared the following report relating to the compensation policies and decisions made by the Committee with regard to compensation of the Company's executive officers in 1994.

     Compensation Policy. This report describes the Company's compensation policy, as formulated by the Executive Compensation Committee and approved by the Board of Directors, and resulting actions taken by the Company for the fiscal year ended December 31, 1994. The Committee strives to devise and implement executive compensation programs which (1) relate the pay levels of executives to the annual and long term performance of the Company; (2) ensure the Company's ability to attract and retain top quality executives; (3) align the interests of executives with the long term interests of stockholders; and
(4) motivate key senior officers to achieve strategic business initiatives and reward them for their achievement. In prior years, the Company has used a variety of compensation plans and programs to accomplish these objectives, including stock options, cash bonuses and awards of performance units based on objectives such as specified increases in earnings per share, return on equity, and growth in net earnings.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally prohibits the Company from deducting compensation paid to certain executive officers to the extent the compensation, including stock-based compensation, exceeds $1,000,000 per year. At this time, given that Section 162(m) was only recently enacted, final regulations have not been adopted and the amount of the compensation paid to the executive officers of the Company, the Committee does not have a policy to address the limitations of Section 162(m). However, the Committee does consider the net cost to the Company in making all compensation decisions.

     Base Compensation. None of the Named Executive Officers listed in the Summary Compensation Table were awarded salary increases in 1994. The base salary for Mr. Mallender, the Chief Executive Officer, is established pursuant to an amendment, dated December 1, 1988, to his employment contract with the Company. Since that time, Mr. Mallender has not received any increase in his base salary.

     Annual Incentive Compensation. During the first quarter of 1994, the Committee adopted an Executive Incentive Plan which provides for annual cash bonuses to key employees, including the Named Executive Officers, who make substantial contributions to the operation, management and profits of the Company. The amount of a participant's bonus is based on the Company's achievement of specified financial and strategic objectives, including net earnings, cash flow return on investment and stock performance. The financial objectives account for 60% of the bonus and the strategic goals account for the remaining 40% of the bonus. The Committee determined the participants and recommended specific financial and strategic objectives to the Board of Directors. The Board of Directors approved the Committee's recommendations and established threshold, target and maximum levels for each objective. A bonus based on the achievement of the financial objectives and, as applicable, the strategic goals is calculated on a straight interpolation of actual performance for performance between the threshold and target levels or between the target and maximum levels. In addition, the Committee assigned to each participant under the Executive Incentive Plan a minimum, target and maximum bonus level expressed as a percentage of that participant's base salary. The bonus level varies from participant to participant to reflect the participant's position and tenure with the Company, his past performance and his ability to contribute to the future success of the Company. In addition to these factors, in the case of Mr. Mallender, the Committee considered his leadership and dedication to enhance the long-term value of the Company. The bonus level percentages assigned to the Named Executive Officers, other than Mr. Mallender, range from 12.5% to 100% of their base salary. Mr. Mallender's assigned minimum, target, and maximum bonus percentages were 25%, 50% and 100%, respectively. Bonuses to the Named Executive Officers for 1994 are shown in the Bonus column of the Summary Compensation Table.

     The foregoing report has been furnished by the Company's Executive Compensation Committee:

                                  Fred Israel
                            John D. MacNaughton, Jr.
                                Alex Stamatakis
                                John W. Stodder
                                Donald J. Ulrich

X. FIVE YEAR STOCKHOLDER RETURN COMPARISON

     The following graph compares the cumulative five-year total stockholder returns on the Company's Common Stock, on an indexed basis, with the Standard & Poor's 500 Stock Index and the Investor's Business Daily Diversified Operations Index. The Investor's Business Daily Diversified Operations Index is an index that consists of over 100 diversified industrial companies, which includes the Company. The table assumes an initial $100 investment and the cumulative total returns are calculated assuming the reinvestment of dividends.

                                                       Diversified
 Measurement Period                                    Operations
 (Fiscal Year Covered)                   Company         Index         S&P 500 Index
1989                                       100             100             100
1990                                        59              83              97
1991                                        35              96             126
1992                                        31             103             136
1993                                        59             111             150
1994                                        78             109             152

XI. THE COMPANY'S CERTIFYING ACCOUNTANT

     Price Waterhouse has served as the Company's independent public accountants since July 1991 and has been selected to serve in that capacity during fiscal year 1995. Representatives of Price Waterhouse are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire, and to respond to appropriate questions.

XII. COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year 1994, all filings required by its officers, directors and greater than ten-percent stockholders under Section 16(a) of the Securities Exchange Act of 1934, as amended, were timely filed.

XIII. OTHER MATTERS

     As of the date of this proxy statement, management of the Company knows of no business that will be presented for consideration at the meeting other than that which has been referred to above. As to other business, if any, that may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

Phoenix, Arizona
Dated: March 3, 1995

                                  Talley(TM)
                                  Industries

William H. Mallender                                      2702 North 44th Street
Chairman of the Board            March 3, 1995            Phoenix, Arizona 85008
                                                             (602) 957-7711



To Participants in the Talley Savings Plus 401-K Plan:

     As a participant in the Talley Savings Plus 401-K Plan, you can vote at the upcoming annual meeting of Talley Industries, Inc. by completing and signing the voting instruction cards included in this mailing (also known as "proxy cards"). I hope you will take advantage of this opportunity to direct, on a confidential basis, the manner in which shares of company Common Stock and Series B Preferred Stock allocated to your account under the Talley Savings Plus 401-K Plan ("Plan") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, two voting instruction cards, which will permit you to direct the voting of the shares of Common and Series B Preferred Stock allocated to your account, the 1994 Annual Report to Stockholders and a stamped, pre-addressed return envelope. AFTER YOU HAVE REVIEWED THE PROXY STATEMENT AND THE ANNUAL REPORT, I URGE YOU TO MARK, DATE, SIGN AND RETURN BOTH OF THE ENCLOSED VOTING INSTRUCTION CARDS TO MARSHALL & ILSLEY TRUST COMPANY, THE PLAN TRUSTEE. THE WHITE CARD IS FOR COMMON STOCK AND THE WHITE CARD WITH A BLUE STRIPE IS FOR SERIES B PREFERRED STOCK.

     I want to emphasize that your voting instructions will remain completely confidential. Only a few employees of Marshall & Ilsley Trust Company who tabulate the voting instructions will have access to your cards. Marshall & Ilsley Trust Company will certify the results to the Company. No person associated with the Company will be allowed to see the individual voting instructions.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE THREE REGULAR AND TWO SPECIAL NOMINEES FOR DIRECTOR LISTED IN THE PROXY STATEMENT.

     If your voting instructions are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

                               Sincerely,


                               /s/ WILLIAM H. MALLENDER
                               ------------------------
                               William H. Mallender
                               Chairman of the Board

                            TALLEY INDUSTRIES, INC.

            PROXY - ANNUAL MEETING OF STOCKHOLDERS - APRIL 4, 1995

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The stockholder(s) signing this proxy hereby appoint(s) Messrs. William H. Mallender and Mark S. Dickerson, or any of them, as attorneys and proxies of such stockholder(s), with full power of substitution to each of them, for and in the name and stead of the undersigned to appear and vote, as designated on the reverse side of this proxy, all of the shares of preferred stock of Talley Industries, Inc., which such stockholder(s) would be entitled to vote if personally present at the Annual Meeting of Stockholders of Talley Industries, Inc., to be held on April 4, 1995 at 9:00 a.m. at the Camelback Inn, 5402 East Lincoln Drive, Scottsdale, Arizona 85253, and at any and all adjournments thereof.

     Please complete, sign and date this proxy and return it promptly in the enclosed envelope whether you plan to attend the meeting or not. This proxy will not be used if you attend the meeting in person and so request.

     The Board of Directors recommends a vote "FOR" each of the nominees for Director listed on the reverse side.

           (Continued and to be signed and dated on the reverse side)

                            - FOLD AND DETACH HERE -

                                   Talley(TM)
                                   Industries

                     YOUR VOTE IS IMPORTANT TO THE COMPANY.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN THE CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED ENVELOPE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE TWO NOMINEES NAMED.

                                                                PREFERRED STOCK

- -------------------         --------------------          ---------------------
   PREFERRED A                  PREFERRED B               DIVIDEND REINVESTMENT

ITEM 1 - ELECTION OF TWO DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING IN 1996 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED; PROVIDED, HOWEVER, THAT WHEN THE PREFERRED STOCKHOLDERS' RIGHT TO ELECT DIRECTORS SEPARATELY AS A CLASS TERMINATES, THE TERM OF OFFICE OF EACH DIRECTOR SO ELECTED SHALL AUTOMATICALLY TERMINATE.

/ / FOR all nominees listed at the right (except as marked to the contrary hereon)

/ / WITHHOLD AUTHORITY to vote for all nominees listed at the right

NOMINEES - Paul L. Foster and Joseph A. Orlando.

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the name of the nominee(s) on the space below:

- ----------------------------------------------

ITEM 2 - In their discretion the proxies appointed herein are authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.

/ / I WILL ATTEND THE MEETING


(Please sign as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. Attorneys should submit powers of attorney.)

DATED:                            , 1995
      ----------------------------

- ----------------------------------------
Signature

- ----------------------------------------
Signature

PLEASE MARK YOUR CHOICE LIKE THIS /X/

                            - FOLD AND DETACH HERE -

                            TALLEY INDUSTRIES, INC.

            PROXY - ANNUAL MEETING OF STOCKHOLDERS - APRIL 4, 1995

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The stockholder(s) signing this proxy hereby appoint(s) Messrs. William H. Mallender and Mark S. Dickerson, or any of them, as attorneys and proxies of such stockholder(s), with full power of substitution to each of them, for and in the name and stead of the undersigned to appear and vote, as designated on the reverse side of this proxy, all of the shares of common stock of Talley Industries, Inc., which such stockholder(s) would be entitled to vote if personally present at the Annual Meeting of Stockholders of Talley Industries, Inc., to be held on April 4, 1995 at 9:00 a.m. at the Camelback Inn, 5402 East Lincoln Drive, Scottsdale, Arizona 85253, and at any and all adjournments thereof.

     Please complete, sign and date this proxy and return it promptly in the enclosed envelope whether you plan to attend the meeting or not. This proxy will not be used if you attend the meeting in person and so request.

     The Board of Directors recommends a vote "FOR" each of the nominees for Director listed on the reverse side.

           (Continued and to be signed and dated on the reverse side)

                            - FOLD AND DETACH HERE -

                                   Talley(TM)
                                   Industries

                     YOUR VOTE IS IMPORTANT TO THE COMPANY.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN THE CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED ENVELOPE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE THREE NOMINEES NAMED.

                                                                    COMMON STOCK

           --------------------          ---------------------
                 COMMON                  DIVIDEND REINVESTMENT

ITEM 1 - ELECTION OF THREE DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING IN 1998 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

/ / FOR all nominees listed at the right (except as marked to the contrary hereon)

/ / WITHHOLD AUTHORITY to vote for all nominees listed at the right

NOMINEES - Fred Israel, John W. Stodder and David Victor

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the name of the nominee(s) on the space below:

- ----------------------------------------------

ITEM 2 - In their discretion the proxies appointed herein are authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.

/ / I WILL ATTEND THE MEETING


(Please sign as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. Attorneys should submit powers of attorney.)

DATED:                            , 1995
      ----------------------------

- ----------------------------------------
Signature

- ----------------------------------------
Signature

PLEASE MARK YOUR CHOICE LIKE THIS /X/

                            - FOLD AND DETACH HERE -

                        TALLEY SAVINGS PLUS 401-K PLAN

      VOTING INSTRUCTIONS TO TRUSTEE FOR ANNUAL MEETING OF STOCKHOLDERS,
                                APRIL 4, 1995

      As a participant in the Talley Savings Plus 401-K Plan, you have the right to give written instructions to the Plan Trustee as to the voting of certain shares of the Company's Series B preferred stock allocated to your account at the Company's Annual Meeting of Stockholders to be held on April 4, 1995 and at any and all adjournments thereof. In this connection, please indicate your voting choices on the reverse side of this card, sign and date it, and return this card promptly in the postage paid envelope provided.

           (Continued and to be signed and dated on the reverse side)

                            - FOLD AND DETACH HERE -

                                   Talley(TM)
                                   Industries

                     YOUR VOTE IS IMPORTANT TO THE COMPANY.

PLEASE COMPLETE, SIGN AND DATE THIS INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN THE CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED ENVELOPE.

THE SHARES REPRESENTED BY THIS INSTRUCTION CARD WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE TWO NOMINEES NAMED.

                                                                PREFERRED STOCK

        ALL SHARES OF SERIES B PREFERRED STOCK ALLOCATED TO MY ACCOUNT

ITEM 1 - ELECTION OF TWO DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING IN 1996 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED; PROVIDED, HOWEVER, THAT WHEN THE PREFERRED STOCKHOLDERS' RIGHT TO ELECT DIRECTORS SEPARATELY AS A CLASS TERMINATES, THE TERM OF OFFICE OF EACH DIRECTOR SO ELECTED SHALL AUTOMATICALLY TERMINATE.

/ / FOR all nominees listed at the right (except as marked to the contrary hereon)

/ / WITHHOLD AUTHORITY to vote for all nominees listed at the right

NOMINEES - Paul L. Foster and Joseph A. Orlando.

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the name of the nominee(s) on the space below:

- ----------------------------------------------

ITEM 2 - In his discretion the Trustee appointed herein is authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.

/ / I WILL ATTEND THE MEETING


(Please sign as your name appears on this instruction card. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. Attorneys should submit powers of attorney.)

DATED:                            , 1995
      ----------------------------

- ----------------------------------------
                Signature

- ----------------------------------------
                Signature

PLEASE MARK YOUR CHOICE LIKE THIS /X/

                            - FOLD AND DETACH HERE -

                         TALLEY SAVINGS PLUS 401-K PLAN

        VOTING INSTRUCTIONS TO TRUSTEE FOR ANNUAL MEETING OF STOCKHOLDERS,
                                APRIL 4, 1995

     As a participant in the Talley Savings Plus 401-K Plan, you have the right to give written instructions to the Plan Trustee as to the voting of certain shares of the Company's common stock allocated to your account at the Company's Annual Meeting of Stockholders to be held on April 4, 1995 and at any and all adjournments thereof. In this connection, please indicate your voting choices on the reverse side of this card, sign and date it, and return this card promptly in the postage paid envelope provided.

           (Continued and to be signed and dated on the reverse side)

                            - FOLD AND DETACH HERE -

                                   Talley(TM)
                                   Industries

                     YOUR VOTE IS IMPORTANT TO THE COMPANY.

PLEASE COMPLETE, SIGN AND DATE THIS INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN THE CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED ENVELOPE.

THE SHARES REPRESENTED BY THIS INSTRUCTION CARD WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE THREE NOMINEES NAMED.

                                                                   COMMON STOCK
              ALL SHARES OF COMMON STOCK ALLOCATED TO MY ACCOUNT

ITEM 1 - ELECTION OF THREE DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING IN 1998 AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

/ / FOR all nominees listed at the right (except as marked to the contrary hereon)

/ / WITHHOLD AUTHORITY to vote for all nominees listed at the right

NOMINEES - Fred Israel, John W. Stodder and David Victor

INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the name of the nominee(s) on the space below:

- ----------------------------------------------

ITEM 2 - In his discretion the Trustee appointed herein is authorized to vote upon any other business as may properly come before the meeting or any adjournments thereof.

/ / I WILL ATTEND THE MEETING


(Please sign as your name appears on this instruction card. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. Attorneys should submit powers of attorney.)

DATED:                            , 1995
      ----------------------------

- ----------------------------------------
                Signature

- ----------------------------------------
                Signature

PLEASE MARK YOUR CHOICE LIKE THIS /X/

                            - FOLD AND DETACH HERE -